Narrative for the Hypothetical Illustration 1 - Succession Select

I. The 0% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $950,000 or 134% x $71,439.39
                     = $950,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $57,890.68
+ Annual Premium*                    $17,000.00
- Premium Expense Charge**              $850.00
- Monthly Deduction***                $1,199.56
- Mortality & Expense Charge****        $660.50
+ Hypothetical Rate of Return*****     ($741.23)
                                       ---------
=                                       $71,439  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $20.00 monthly policy fee, a $0.05 monthly per thousand charge, and a monthly cost of insurance (COI) deduction. The monthly per thousand charge applies in policy durations 1-10 and varies by the youngest insured's age and is $0.04 for ages 0-39, $0.05 for ages 40-59, and $0.06 for ages 60+. The monthly COI charges for year 5 are:

             Month                 COI
             -----                 ---
             1                  $32.42
             2                  $32.43
             3                  $32.44
             4                  $32.44
             5                  $32.45
             6                  $32.46
             7                  $32.47
             8                  $32.48
             9                  $32.48
            10                  $32.49

            11                  $32.50
            12                  $32.51
             Total             $389.56

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, and 0.45% for years 11+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.01%. The monthly interest amounts earned for year 5 are:

            Month         Interest
            -----         --------
            1             ($60.34)
            2             ($60.16)
            3             ($59.98)
            4             ($59.81)
            5             ($59.63)
            6             ($59.46)
            7             ($59.28)
            8             ($59.11)
            9             ($58.93)
           10             ($58.76)
           11             ($58.58)
           12             ($58.41)
        Total            ($712.45)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                $71,439.39
- Year 5 Surrender Charge          $17,760.11
                                   ----------
=                                     $53,679  (rounded to the nearest dollar)

II. The 6% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $950,000 or 134% x $85,694.27

                     = $950,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $67,349.80
+ Annual Premium*                    $17,000.00
- Premium Expense Charge**              $850.00
- Monthly Deduction***                $1,194.37
- Mortality & Expense Charge****        $745.71
+ Hypothetical Rate of Return*****    $4,134.55
                                      ---------
=                                       $85,694  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $20.00 monthly policy fee, a $0.05 monthly per thousand charge, and a monthly cost of insurance (COI) deduction. The monthly per thousand charge applies in policy durations 1-10 and varies by the youngest insured's age and is $0.04 for ages 0-39, $0.05 for ages 40-59, and $0.06 for ages 60+. The monthly COI charges for year 5 are:

             Month              COI
             -----              ---
             1               $32.07
             2               $32.06
             3               $32.05
             4               $32.05
             5               $32.04
             6               $32.03
             7               $32.03
             8               $32.02
             9               $32.01
            10               $32.01
            11               $32.00
            12               $31.99
             Total          $384.37

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, and 0.45% for years 11+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.01%. The monthly interest amounts earned for year 5 are:

             Month          Interest
             -----          --------
             1               $340.47
             2               $341.20
             3               $341.94
             4               $342.68
             5               $343.42
             6               $344.16
             7               $344.90
             8               $345.65
             9               $346.40
            10               $347.15
            11               $347.91
            12               $348.67
             Total         $4,134.55

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value            $85,694.27
- Year 5 Surrender Charge      $17,760.11
                               ----------
=                                 $67,934  (rounded to the nearest dollar)

III. The 12% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $950,000 or 134% x $102,397.28
                     = $950,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $77,999.98
+ Annual Premium*                    $17,000.00
- Premium Expense Charge**              $850.00
- Monthly Deduction***                $1,188.41
- Mortality & Expense Charge****        $841.64
+ Hypothetical Rate of Return*****  $10,277.34
                                    ----------
=                                      $102,397  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $20.00 monthly policy fee, a $0.05 monthly per thousand charge, and a monthly cost of insurance (COI) deduction. The monthly per thousand charge applies in policy durations 1-10 and varies by the youngest insured's age and is $0.04 for ages 0-39, $0.05 for ages 40-59, and $0.06 for ages 60+. The monthly COI charges for year 5 are:

            Month              COI
            -----              ---
            1               $31.67
            2               $31.65
            3               $31.62
            4               $31.60
            5               $31.57
            6               $31.55
            7               $31.52
            8               $31.50
            9               $31.47
           10               $31.45
           11               $31.42
           12               $31.39
            Total          $378.41

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, and 0.45% for years 11+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.01%. The monthly interest amounts earned for year 5 are:

             Month         Interest
             -----         --------
             1              $823.91
             2              $829.67
             3              $835.47
             4              $841.32
             5              $847.22
             6              $853.17
             7              $859.16

             8              $865.20
             9              $871.30
            10              $877.44
            11              $883.63
            12              $889.87
         Total           $10,277.34

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                $102,397.28
- Year 5 Surrender Charge           $17,760.11
                                    ----------
=                                      $84,637  (rounded to the nearest dollar)


Narrative for the Hypothetical Illustration 2

I. The 0% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $950,000 or 134% x $69,762.17
                     = $950,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $56,655.49
+ Annual Premium*                    $17,000.00
- Premium Expense Charge**              $850.00
- Monthly Deduction***                $1,670.06
- Mortality & Expense Charge****        $647.09
+ Hypothetical Rate of Return*****     ($726.17)
                                      ---------
=                                       $69,762  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $20.00 monthly policy fee, a $0.07 monthly per thousand charge, and a monthly cost of insurance (COI) deduction. The monthly per thousand charge varies by duration and is $0.07 for durations 1-10 and $0.02 for durations 11+. The monthly COI charges for year 5 are:

            Month              COI
            -----              ---
            1               $52.59
            2               $52.60
            3               $52.62
            4               $52.63
            5               $52.65
            6               $52.66
            7               $52.68
            8               $52.69
            9               $52.71
           10               $52.72
           11               $52.74
           12               $52.76
        Total              $632.06

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.01%. The monthly interest amounts earned for year 5 are:

            Month          Interest
            -----          --------
            1              ($61.70)
            2              ($61.49)
            3              ($61.27)
            4              ($61.05)
            5              ($60.84)
            6              ($60.62)
            7              ($60.40)
            8              ($60.19)
            9              ($59.97)
           10              ($59.76)
           11              ($59.55)
           12              ($59.33)
        Total             ($726.17)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $69,762.17
- Year 5 Surrender Charge       $17,760.11
                                ----------
=                                  $52,002  (rounded to the nearest dollar)

II. The 6% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $950,000 or 134% x $83,783.32
                     = $950,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4     $65,972.87
+ Annual Premium*                     $17,000.00
- Premium Expense Charge**               $850.00
- Monthly Deduction***                 $1,661.78
- Mortality & Expense Charge****         $731.05
+ Hypothetical Rate of Return*****     $4,053.28
                                       ---------
=                                        $83,783 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $20.00 monthly policy fee, a $0.07 monthly per thousand charge, and a monthly cost of insurance (COI) deduction. The monthly per thousand charge varies by duration and is $0.07 for durations 1-10 and $0.02 for durations 11+. The monthly COI charges for year 5 are:

            Month              COI
            -----              ---
            1               $52.03
            2               $52.02
            3               $52.01
            4               $52.00
            5               $51.99
            6               $51.99
            7               $51.98
            8               $51.97

            9               $51.96
           10               $51.95
           11               $51.94
           12               $51.94
        Total              $623.78

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.01%. The monthly interest amounts earned for year 5 are:

            Month          Interest
            -----          --------
            1               $334.69
            2               $335.24
            3               $335.80
            4               $336.36
            5               $336.92
            6               $337.48
            7               $338.04
            8               $338.61
            9               $339.18
           10               $339.75
           11               $340.32
           12               $340.89
            Total         $4,053.28

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                   $83,783.32
- Year 5 Surrender Charge             $17,760.11
                                      ----------
=                                        $66,023 (rounded to the nearest dollar)

III. The 12% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $950,000 or 134% x $100,221.77
                     = $950,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4    $76,467.92
+ Annual Premium*                    $17,000.00
- Premium Expense Charge**              $850.00
- Monthly Deduction***                $1,652.27
- Mortality & Expense Charge****        $825.62
+ Hypothetical Rate of Return*****   $10,081.75
                                     ----------
=                                      $100,222  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $20.00 monthly policy fee, a $0.07 monthly per thousand charge, and a monthly cost of insurance (COI) deduction. The monthly per thousand charge varies by duration and is $0.07 for durations 1-10 and $0.02 for durations 11+. The monthly COI charges for year 5 are:

             Month              COI
             -----              ---
             1               $51.40
             2               $51.36
             3               $51.32
             4               $51.29
             5               $51.25
             6               $51.21
             7               $51.17
             8               $51.13
             9               $51.10
            10               $51.06
            11               $51.02
            12               $50.98
             Total          $614.27

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.01%. The monthly interest amounts earned for year 5 are:

            Month          Interest
            -----          --------
            1               $810.15
            2               $815.46
            3               $820.81
            4               $826.20
            5               $831.64
            6               $837.12
            7               $842.65
            8               $848.22
            9               $853.84
           10               $859.50
           11               $865.21
           12               $870.96
            Total        $10,081.75

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $100,221.77
- Year 5 Surrender Charge            $17,760.11
                                     ----------
=                                       $82,462  (rounded to the nearest dollar)